EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MMRGlobal Reports 181% Increase in Revenues

LOS ANGELES, CA (March 31, 2011) - MMRGlobal, Inc. (OTCBB: MMRF - News) ("MMR") today announced it has filed its annual report on Form 10K for the year ended December 31, 2010 with the U.S. Securities and Exchange Commission. The Company reported that revenues for the quarter ended December 31, 2010 increased by 181% when compared to the fourth quarter of 2009. In addition, during the twelve months ended December 31, 2010, the Company increased revenues by 57% when compared to the same period in 2009, while sales increased by 77%. The Company calculates sales by adding revenue plus deferred revenue. These numbers do not include any revenue from sales of MMRPro in the fourth quarter, due to a delay in the release of the MMRPro OEM version of the Kodak Scan Station 550, which is now scheduled for release by May 2011. Notwithstanding this, the Company projects revenues for the first quarter of 2011 to exceed the fourth quarter of 2010.

The Company also reported a decrease in cash operating losses. Cash operating losses are calculated by subtracting non-cash adjustments from the Company's net loss. Cash operating losses were reduced by 38% from $5.6 million in 2009 to $3.4 million in 2010, while the Company's net loss for the three months ended December 31, 2010 decreased by 46% from $3,516,026 in 2009 to $1,885,661 in 2010. The Company's total liabilities went down by $1.8 million or 21.3% in 2010, which includes a $368,000 or 12.4% reduction in Accounts Payable. In addition, G&A decreased by $1.15 million or 21.2%.

The Company's reported total losses of $17.9 million in 2010, 81% of which was non-cash, attributable to expenditures which stemmed mainly from the application of accounting principles to value derivative liabilities and equity, imputed interest in the sale of convertible notes, and stock options, warrants and common stock issued for services, among other similar types of expenses. This compares to a net loss in 2009 of $10.3 million. However, the non-cash portion in 2009 was 45%. As a result of accumulated pre- Merger and post-Merger operating losses of nearly $180 million dollars, the Company may qualify for substantial tax loss carry forwards in the future.

In addition, during the year, employees, directors, affiliates and vendors converted $1.6 million in liabilities and debt into shares at an average price of $0.122 per share. Of this amount, 706,605 shares were purchased by the Company's CEO at $0.125 per share.

The Company plans on continuing to utilize its equity to reduce liabilities and strengthen our balance sheet. Issuances of stock, warrants and options have enabled MMR to obtain advertising, marketing and other services that a Company of its size might not otherwise have been able to afford.

The Board of Directors continues to utilize the value of the Company's equity conservatively to generate cash, retire liabilities and debt, motivate employees and recruit management, as well as for strategic alliances and M&A opportunities. Since November 1, 2010 through March 1, 2011, the Company has issued approximately 6.23% of its stock for these and similar purposes inclusive of all financing activities.

"MMR Global continues to grow and to execute on its business plan. We are constantly working on improvements to our technology, and maximizing the value of our strategic alliances with such multi-national companies as Kodak, Chartis, and Unis-TongHE in China, as well as our legacy biotech assets," said MMRGlobal Chairman and CEO Robert H. Lorsch. "Additionally, in 2011 we plan on paying significant attention to identifying a major relationship in offering our services with a wireless carrier while we continue to explore opportunities with additional strategic partners and while we also continue to seek potential M&A opportunities."

The Company believes that there may be significantly greater value in the pre-Merger Favrille biotech assets than it previously anticipated as a result of discovery obtained in a lawsuit filed by The RHL Group in 2010 against a former Favrille officer and others. As a result, the Company plans on continuing further exploitation of its pre-Merger intellectual property, which includes data and samples from its FavId™/Specifid™ clinical trials to treat B-cell lymphoma along with its anti-CD20 monoclonal antibodies and other related products and patents. Through consultants and others, MMR is working to utilize these assets with universities, research foundations, manufacturers, institutional investors and others for the benefit of the Company's shareholders.

In MMRGlobal's primary business of health IT, the Company continues to see opportunities for growth as healthcare professionals look for the most efficient ways to adopt health information technology in response to requirements of meaningful use and the mandatory adoption of electronic and personal health records by 2014. In 2010, the Company launched the MMR Stimulus Program which it believes can generate more monies to physicians than government programs over less time with Company products that are cost-effective and cause minimal workflow disruption during installation.

The Company continues to leverage its technology to improve margin and create significant barriers to competitive entry. One of the Company's developments in 2010 was the deployment of a proprietary health information and communications network to support its MyMedicalRecords Personal Health Record and MMRPro suite of products and services. The new network, called MMRGlobal Infocom, enables the Company to reduce certain infrastructure costs by more than 60% while upgrading its services to include VoIP Gateways and virtualized service options that are necessary to the operation of its patented Electronic Health Record platform and services. Additionally, MMRGlobal is exploring licensing and reseller opportunities using the new platform to generate service revenue from government health information exchanges, healthcare companies and others with similar needs.

This deployment gives the Company control over its own destiny since we now own our platform operations and, as part of our global expansion, have the ability to securely operate with multiple data centers and integrate our products with any carrier in the world. This capability should help facilitate shorter lead times to market and better service Chartis International, Kodak in the Pacific Rim, Unis-TongHE in China and eventually help the Company launch services worldwide.

In 2010 MMRGlobal continued a trend of creating business milestones. Some of these milestones include:

  In January, the Company launched the MMRPro Stimulus Program (http://www.youtube.com/mmrglobal#p/u/5/oZ-SZcGvNjw) which rewards MMRPro users when their patients upgrade from the system's MMRPatientView portal (www.mmrpatientvideos.com) to a full- featured MyMedicalRecords Personal Health Record.
  In February, MMR was invited to showcase its MMRPro system (www.mmrprovideos.com) at the Kodak Executive Summit (KES) in San Antonio, Texas, an invitation-only conference for selected Kodak authorized imaging resellers, distributors and independent software vendors and the senior management of Kodak's Document Imaging business.
  At the HIMSS 2010 Annual Conference & Exhibition in Atlanta during March, MMR introduced a completely redesigned Personal Health Record for its MyMedicalRecords PHR and presented MMRPro to an international audience of over 27,000 attendees, which included hospital administrators, physicians, government representatives, the military, financial analysts, institutional investors and other healthcare professionals. Advisory Board members in attendance were Astronaut Buzz Aldrin, former U.S. Congressman and House Majority Leader, Richard A. Gephardt, former U.S. Congressman and the first Under Secretary of Homeland Security, Asa Hutchinson, and former Administrator of the U.S. Small Business Administration, Hector V. Barreto.
  In March, Chartis Insurance (formerly AIG) announced it will be providing MMR's secure online Personal Health Record to Chartis policyholders worldwide.
  In May, MMR announced that Fred Middleton, Managing Director of Sanderling Ventures, and Ivor Royston, M.D., Founding Managing Member of Forward Ventures and a co-founder of IDEC Pharmaceuticals (now Biogen Idec), both pre-Merger Favrille Board of Directors' members, joined MMR's Board of Advisors to advise on the strategy for maximizing the value of the Company's biotech assets.

  In June, MMRGlobal was a sponsor of the 37th Annual Daytime Emmy® Awards broadcast on the CBS Television Network, where it launched "Putting the Future of Your Health at Work Today" campaign (www.mmrontv.com) designed to educate the public on the importance of having a Personal Health Record, especially during an emergency. The primetime show reached as many as seven million viewers.
  In August, MMRGlobal signed its first distribution agreement with a Kodak Reseller. Image Access Corporation is Kodak's largest reseller of document imaging products and services. Image Access sells the MMRPro electronic document management solution to hospitals, alternate care facilities and physician practices and clinics.
  In September, MMRGlobal expanded its advertising of Personal Health Records products and services on nationally syndicated television in "The Spirit of Mississippi" on the Hallmark Channel.
  Also in September, the Company installed the MMRPro professional solution for digitizing medical records in the Spalding Surgical Center of Beverly Hills, allowing more than 20 physicians working out of the Center to have access to patient documentation regardless of the system currently used in their other offices and opening the channel to the surgery center market.
  In October, Chartis Global Marine and Energy began offering a private-labeled MyMedicalRecords PHR to its North America policyholders. MMR Board advisor Buzz Aldrin appeared with Tom Morelli, President of the Global Marine and Energy Casualty Division of Chartis, in a training video for its sales force.
  In October, MMRGlobal also announced plans with Kodak to deploy a new version of the MMRPro system operating through a proprietary customized interface on the new KODAK Scan Station Pro 550 at the Medical Group Management Association (MGMA) Annual Conference.
  Also in October, MMR announced plans to offer U.S. Veterans the opportunity to maintain all their medical records and personal health information directly in a MyMedicalRecords Personal Health Record located at www.MyBlueButton.org.
  In November, Sunil Singhal, a co-founder and former Chief Operating Officer, North America of India's Nihilent Technologies, joined MMRGlobal as an Executive Vice President to oversee development of the Company's proprietary information technologies.
  In December, MMRGlobal and Texas-based MMX Holdings, LLC announced integration of MMRPro into the MMX dashboard-based financial and operating management tool for ambulatory surgical centers (ASCs) (www.managemyasc.com). MMRPro will be featured on the Manage My ASC dashboard and marketed to thousands of surgery centers located throughout the United States.
  Also in December, the Company launched advertising on Facebook, including the "Invest in Your Family's Health and Financial Future" campaign surpassing the 100 million impression mark in its initial ninety-day run.
  On December 21, 2010, MMRGlobal entered into a Non-Exclusive License Agreement with a major biopharmaceutical company wherein MMR licensed, on a non-exclusive basis, the use of portions of the Company's clinical and scientific data.

2010 was a year of results for MMRGlobal. Nothing demonstrates results more than recognition from partners and peers. On February14 of this year, MMR was named Kodak's Overall Best Independent Software Vendor for 2010 at the Kodak Americas Region Document Imaging Channel Awards in Orlando, Florida. The Company also announced an understanding with Kodak to sign a private label equipment purchase agreement which could represents more than 10 million dollars in MMRPro system sales over the next 15 months.

Digitization of medical records is now a national policy. MMR is fortunate to be positioned to take advantage of this historic and opportune event. MMR's technology platform already integrates voice, fax and e-storage document management solutions in both English and Spanish. MMR also continues to be an integrated service provider on Google Health, which allows users to synchronize information between the Google Health offering and a MyMedicalRecords PHR account at the click of a mouse.

About MMRGlobal

MMRGlobal, Inc., through its wholly-owned operating subsidiary, MyMedicalRecords, Inc. (MMR), provides secure and easy-to-use online Personal Health Records (PHRs) and electronic safe deposit box storage solutions, serving consumers, healthcare professionals, employers, insurance companies, financial institutions, and professional organizations and affinity groups. MyMedicalRecords enables individuals and families to access their medical records and other important documents, such as birth certificates, passports, insurance policies and wills, anytime from anywhere using the Internet. The MyMedicalRecords Personal Health Record is built on proprietary, patented technologies to allow documents, images and voicemail messages to be transmitted and stored in the system using a variety of methods, including fax, phone, or file upload without relying on any specific electronic medical record platform to populate a user's account. MMRGlobal's professional offering, MMRPro, is designed to give physicians' offices an easy and cost- effective solution to digitizing paper-based medical records and sharing them with patients in real time through an integrated patient portal. MMR is an Independent Software Vendor Partner with Kodak to deliver an integrated turnkey EMR solution for healthcare professionals. MMR is also an integrated service provider on Google Health. To learn more about MMRGlobal, Inc. and its products, visit www.mmrglobal.com.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature, including future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements."　 Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Forward-looking statements can generally be identified by the use of words (and their derivations) such as "need," "possibility," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Factors that could cause or contribute to such differences include, but are not limited to, the risk the Company's products are not adopted or viewed favorably by the healthcare community; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; product integration in physician practices, surgery centers and hospitals; timing and volume of sales and installations; length of sales cycles and the installation process; market acceptance of new product introductions; ability to establish and maintain strategic relationships; ability to identify and integrate acquisitions; relationships with licensees; competitive product offerings and promotions; changes in government laws and regulations and future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; acceptance of the Company's marketing and promotional campaigns; risks related to a security breach by third parties; maintaining, developing and defending our intellectual property rights including those pertaining to our biotechnology assets; risks associated with recruitment and retention of key personnel; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in the Company's filings with the Securities and Exchange Commission. Additionally, we are a developing early-stage company and many variables can affect revenues and/or projections, including factors out of our control.

Additional information regarding forward-looking statements and other risks and uncertainties to which our business is subject is contained in our annual report on Form 10-K for our fiscal year ended December　31, 2010, which we filed with the Securities and Exchange Commission on March 31, 2010. Due to those risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of the date of this press release, or to make predictions about future financial performance based solely on our historical financial performance. The Company also disclaims any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by applicable law.

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CONTACT:

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(310) 553-5732
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